UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 28, 2020

ARROW ELECTRONICS INC

(Exact Name of Registrant as Specified in Charter)

New York	1-4482	11-1806155
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

9201 East Dry Creek Road,	Centennial,	CO	80112
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code: (303) 824-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions :

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of the exchange on which registered
Common Stock, $1 par value	ARW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 28, 2020, Arrow Electronics, Inc., (the “Company”), issued a press release stating that Sean J. Kerins has been named chief operating officer of the Company and Kristin D. Russell has been named president of the global enterprise computing solutions business.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference into this Item 5.02.

Mr. Kerins, age 58, had served as the president of Arrow Global Enterprise Computing Solutions for more than five years. Mr. Kerins has no family relationship with any director or executive officer of the Company. Mr. Kerins does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

In connection with Mr. Kerins’ appointment as chief operating officer, Andy King will retire, effective December 31, 2020, from the position of president, global components. In order to best protect the Company’s competitive market interests following Mr. King’s departure, the Company has negotiated enhanced restrictive covenants in consideration for providing to Mr. King payments and benefits as set forth in the Company’s executive severance policy on file with the SEC in the event of termination without cause, as well as the December 2019 accrued value of his pension benefits payable in September 2023 and September 2024 conditioned upon his strict abidance by all such enhanced restrictive covenants through the date of such future payments.

Item 9.01	Financial Statements and Exhibits

(d) EXHIBITS

99.1	Press release dated December 28, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARROW ELECTRONICS, INC.

Date:	December 28, 2020	By:	/s/ Carine Jean-Claude
		Name:	Carine Jean-Claude
		Title:	Vice President and Interim Chief Legal Officer